SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2018
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS
On July 26, 2018, GGP’s common shareholders approved the proposed acquisition of GGP by BPY. The transaction is expected to close by the end of August. A fixed amount of $9.25 billion of cash and approximately 254 million units of BPY or an equivalent equity instrument will be issued on the close of the transaction, resulting in an aggregate cash to equity consideration ratio of approximately 61% to 39%. Brookfield's ownership of BPY is expected to be diluted from 69% (64% on a fully diluted basis) to approximately 52% on a fully-diluted basis after the transaction closes.